EXHIBIT 99

                                TERM SHEET

                                $430,364,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2001-1
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2001-1

Overview of the Certificates
----------------------------

To the Adjustment Date on the Senior Certificates and to a 10% Cleanup Call on the Subordinate Certificates:

----------------------------------------------------------------------------------------------------------------------
                                                    Initial
               Approximate               Expected    Pass-    Estimated   Principal          Expected      Stated
                Principal   Collateral   Credit     Through   Avg. Life  Payment. Window      Ratings       Final
Certificates     Balance       Group     Support     Rate     (yrs)(3)    (dates)(4)        Moody's/Fitch  Maturity
----------------------------------------------------------------------------------------------------------------------
   A1-1        $155,727,000    Group I       3.75%      3.068%    1.00     Dec 2001 - Jan 2004   Aaa/AAA      Oct 2031
   A1-2         $68,736,000    Group I       3.75%      4.612%    2.99     Jan 2004 - Nov 2005   Aaa/AAA      Oct 2031
   A1-3         $92,471,000    Group I       3.75%      6.045%    4.66     Nov 2005 - Aug 2006   Aaa/AAA      Oct 2031
   A2          $101,263,000   Group II       3.75%      5.575%    2.92     Dec 2001 - May 2009   Aaa/AAA      Oct 2031
   B1            $5,867,000  Groups I & II   2.40%      6.660%    5.15     Dec 2001 - Jun 2009   Aa2/AA       Oct 2031
   B2            $3,911,000  Groups I & II   1.50%      6.660%    5.15     Dec 2001 - Jun 2009    A2/A        Oct 2031
   B3            $2,389,000  Groups I & II   0.95%      6.660%    5.15     Dec 2001 - Jun 2009   Baa2/BBB     Oct 2031
   X1(1)(2)    $316,934,000    Group I        N/A       2.389%     N/A            N/A            Aaa/AAA      Oct 2031
   X2(1)(2)    $101,263,000    Group II       N/A       1.087%     N/A            N/A            Aaa/AAA      Oct 2031
------------  ------------- ------------   --------- ---------  --------- -------------------- ------------- -----------

(1)    Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X1 and Class X2
       Certificates.
(3)    Assuming payment based on a pricing speed of 25% CPR.
(4)    The expected final principal payment date at the assumed levels of CPR.

Selected Mortgage Pool Data
---------------------------


-------------------------------------------------------- ------------- ------------- -------------
                                                           Group I       Group II       Total
-------------------------------------------------------- ------------- ------------- -------------
Scheduled Principal Balance:                             $329,283,356  $105,209,351  $434,492,707
Number of Mortgage Loans:                                         714           199           913
Average Scheduled Principal Balance:                         $461,181      $528,690      $475,896
Weighted Average Gross Coupon:                                  6.98%         7.03%         7.00%
Weighted Average Net Coupon:                                    6.66%         6.66%         6.66%
Weighted Average Stated Remaining Term:                      354 mths      329 mths      348 mths
Weighted Average Seasoning:                                    5 mths       29 mths       11 mths
Weighted Average Amortized Current LTV Ratio:                   69.6%         71.7%         70.1%
Weighted Average Months to Roll:                                   56            85            63
Percent of Mortgage Loans with Initial Rate Cap of 2.00%:       45.6%          7.4%         36.3%
Percent of Mortgage Loans with Initial Rate Cap of 5.00%:       54.4%         92.6%         63.7%
Weighted Average Margin:                                        2.75%         2.75%         2.75%
-------------------------------------------------------- ------------- ------------- -------------


Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO Mortgage Group, Inc. ("ABN Amro"), Bank One, N.A. ("Bank One"), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and KeyBank National Association ("KeyBank").

|X| The Mortgage Loans will be serviced by ABN Amro, Wells Fargo, Bank One and Countrywide Home Loans, Inc. ("Countrywide"). Bank One will service the mortgage loans purchased from Bank One until February 2002 at which time Homeside Lending, Inc. is expected to assume the servicing of these mortgage loans. Countrywide will service the mortgage loans purchased from KeyBank.

|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the senior certificates is 3.75% in the form of subordination.

|X| The Deal will be modeled on Intex as "GSR0101" and on Bloomberg as "GSR 01-1."

|X| For Group I, 19.8% of the Mortgage Loans were acquired from ABN Amro, 22.9% were acquired from Bank One, 11.0% were acquired from KeyBank and 46.3% were acquired from Wells Fargo.

|X| For Group II, 89.8% of the Mortgage Loans were acquired from KeyBank and 10.2% were acquired from Bank One.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Time Table
----------


Expected Settlement:                 On or before Nov 27th, 2001

Cut-off Date:                        Nov 1st, 2001

Pricing Date:                        On or before Nov 14th, 2001

First Distribution Date:             Dec 26th, 2001

Key Terms
---------

Depositor:                           GS Mortgage Securities Corp.

Servicers:                           ABN AMRO, Wells Fargo, Bank One and
                                     Countrywide

Trustee:                             The Chase Manhattan Bank

Custodian:                           The Chase Manhattan Bank

Servicing Fee:                       25 bps for the Bank One and Wells
                                     Fargo mortgage loans, 37.5 bps for the
                                     KeyBank mortgage loans, 50 bps for ABN
                                     Amro mortgage loans

Trustee Fee:                         0.75 bps

Distribution Date:                   25th day of the month or the following
                                     Business Day

Record Date:                         For any Distribution Date the last day
                                     of the preceding calendar month,
                                     except for the Class A1-1
                                     Certificates, for which the Record
                                     Date is the day preceding the
                                     Distribution Date

Delay Days:                          24 day delay on all Certificates
                                     except for the Class A-1 Certificates
                                     for which interest will accrue from
                                     each Distribution Date (or, November
                                     26, in the case of the first interest
                                     accrual period) through the day
                                     preceding the following Distribution
                                     Date.

Prepayment Assumption:               25% CPR on Group I and Group II

Interest Accrual:                    Interest on a 30/360 basis, from the
                                     1st to the 30th of the month preceding
                                     each Distribution Date

Servicer Advancing:                  Yes, as to principal and interest,
                                     subject to recoverability

Compensating Interest:               Yes, to the extent of the aggregate
                                     monthly servicing fee per servicer for
                                     ABN Amro, Wells Fargo and Bank One and
                                     to the extent of half of the aggregate
                                     monthly servicing fee for Countrywide

Optional Call:                       The Certificates will have a 10%
                                     optional termination provision

Rating Agencies:                     Moody's and Fitch

Minimum Denomination:                Senior Certificates - $25,000 or
                                     $1,000 (Depending on the Class)

Legal Investment:                    All of the offered Certificates, other
                                     than the Class B2 and the Class B3
                                     Certificates, are expected to be SMMEA
                                     eligible at settlement

ERISA Eligible:                      Underwriter's exemption is expected to
                                     apply to the Class A Certificates but
                                     will not apply to any other
                                     Certificates. However, prospective
                                     purchasers should consult their own
                                     counsel

Tax Treatment:                       Certificates represent REMIC regular
                                     interests



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Structure of the Certificates
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-1, Class A1-2, Class A1-3, Class A2 (collectively, the "Class A Certificates"), Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (all together, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, increasing the relative proportion of Subordinate Certificates and thereby increasing the Class A Certificates' credit support. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments
--------------------

                  Beginning in December 2001, on each Distribution Date, distributions will be made generally in the order and priority as follows:

(a) with respect to the Group I Available Distribution Amount, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount (as defined in the Prospectus Supplement) for Group I for that Distribution Date:

                  (i) first, pro rata to the Class A1-1, A1-2, A1-3 and X1 Certificates in proportion to Accrued Certificate Interest solely from the Available Distribution Amount for Group I; and

                  (ii) second, sequentially to the Class A1-1, A1-2 and A1-3 Certificates, as principal, the Group I Senior Principal Distribution Amount in each case until the Certificate Balance of such class is reduced to zero (as defined in ' -- Distributions of Principal -- Group I Senior Principal Distribution Amount' in the Prospectus Supplement);

(b) with respect to the Group II Available Distribution Amount, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount for Group II for that Distribution Date:

                  (i)      first, pro rata to the Class A2 and X2
                           Certificates in proportion to Accrued
                           Certificate Interest solely from the Available Distribution Amount for Group II; and

                  (ii) second, to the Class A2 Certificates, as principal, the Group II Senior Principal Distribution Amount until the Certificate Balance thereof is reduced to zero (as defined in ' -- Distributions of Principal -- Group II Senior Principal Distribution Amount' in the Prospectus Supplement);

(c) with respect to the Class B Certificates, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b):

                  (i) first, to the Class B1 Certificates, Accrued Certificate Interest;

                  (ii) second, to the Class B1 Certificates, their pro rata share of the Subordinate Principal Distribution Amount (as defined in the Prospectus Supplement);

                  (iii) third, to the Class B2 Certificates, Accrued Certificate Interest;

                  (iv) fourth, to the Class B2 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                  (v) fifth, to the Class B3 Certificates, Accrued Certificate Interest;

                  (vi) sixth, to the Class B3 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                  (vii) seventh, to the Class B4, Class B5, and Class B6 Subordinate Certificates, interest and principal in the same manner as for the Senior Subordinate Certificates;

                  (viii) eighth, to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the Class Principal Balances of any of the certificates; and

                  (ix)     ninth, to the Residual Certificates.

                  Notwithstanding paragraph (c) above, on any Distribution Date on which the Subordination Level (as defined below) for any class of subordinate certificates is less than the Subordination Level as of the Closing Date, distributions among the subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata according to the Certificate Balances of those classes.

                  With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the Certificate Balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the Certificate Balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the Certificates on that date.

                  The "Credit Support Depletion Date" is the first Distribution Date on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

                  On each Distribution Date on or after the Credit Support Depletion Date, distributions of principal on the Class A1-1, A1-2 and A1-3 certificates will be made to such Classes pro rata based on their Certificate Balances rather than sequentially as described above.


Coupons of the Certificates


------------------ ------------------ --------------------------------------- -----------------------------------
      Class         Adjustment Date      Coupon Prior to Adjustment Date       Coupon After the Adjustment Date
------------------ ------------------ --------------------------------------- -----------------------------------
        A1-1           Aug 2006             Lesser of 3.068% & Net WAC              Net WAC of Loan Pool I
        A1-2           Aug 2006             Lesser of 4.612% & Net WAC              Net WAC of Loan Pool I
        A1-3           Aug 2006             Lesser of 6.045% & Net WAC              Net WAC of Loan Pool I
         A2            May 2009             Lesser of 5.575% & Net WAC             Net WAC of Loan Pool II
         B1            Aug 2006            Group B Certificate Rate (1)          Group B Certificate Rate (1)
         B2            Aug 2006            Group B Certificate Rate (1)          Group B Certificate Rate (1)
         B3            Aug 2006            Group B Certificate Rate (1)          Group B Certificate Rate (1)
         X1            Aug 2006                     2.389% (2)                              0.000%
         X2            May 2009                     1.087% (3)                              0.000%
------------------ ------------------ --------------------------------------- -----------------------------------

(1) Group B Certificate Rate. The interest rate (the "Group B Certificate Rate") on the Group B Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:
               a. the sum of:

                  (i) the product of (x) the Group I Weighted Average Rate and (y) the Subordinate Component Balance for Group I immediately before that Distribution Date;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                  (ii) the product of (x) the Group II Weighted Average Rate and (y) the Subordinate Component Balance for Group II immediately before that Distribution Date; and

                  divided by:

               b. the sum of the Subordinate Component Balances for Group I
                  and Group II immediately before that Distribution Date.

               The initial Group B Certificate Interest Rate will be approximately 6.660% per annum.

         The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A Certificates of that Group.

         For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less Servicing Fees and Trustee Fees.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the Class X1 notional amount. The initial Class X1 notional amount will be approximately $316,934,000 and for any distribution date will equal the Certificate Balance of the Class A1-1, Class A1-2 and the Class A1-3 Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group I, the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of the
         (i) the Group I Weighted Average Pass-Through Rate (as defined in the Prospectus Supplement) over (ii) the weighted average of the rates on the Class A1-1, Class A1-2 and Class A1-3 Certificates. After the adjustment date, the Class X1 Certificates will no longer be entitled to interest payments.

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $101,263,000 and for any distribution date will equal the aggregate Certificate balance of the Class A2 Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group II, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II Weighted Average Pass-Through Rate (as defined in the Prospectus Supplement) over (ii) the Class A2 Certificate Rate. After the adjustment date, the Class X2 Certificates will no longer be entitled to interest payments.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Selected Mortgage Loan Data
---------------------------

                                 The Mortgage Loans (Group I and Group II)

(The Following Information is as of the Cut-off Date)
Scheduled Principal Balance:                                                $434,492,707
Number of Mortgage Loans:                                                   913
Average Scheduled Principal Balance of the Mortgage Loans:                  $475,896
Scheduled Principal Balance of the Largest Mortgage Loan:                   $1,508,731
Weighted Average Gross Coupon:                                              7.00%
Weighted Average Initial Rate Cap:                                          3.91%
Weighted Average Periodic Rate Cap:                                         2.00%
Weighted Average Stated Remaining Term:                                     348 months
Weighted Average Seasoning:                                                 11 months
Weighted Average FICO Score:                                                720





                                                    Scheduled Principal Balance


                                                    No. of                Total Dollar           Scheduled Principal
Scheduled Principal Balance                     Mortgage Loans                Amount                 Balance (%)
---------------------------                     --------------                ------                 -----------
Below $250,000                                       12                     $ 2,109,786                 0.5%
$250,001 - $350,000                                 240                      75,891,542                17.5%
$350,001 - $500,000                                 365                     151,036,920                34.8%
$500,001 - $650,000                                 170                      97,336,555                22.4%
$650,001 - $750,000                                  41                      28,719,630                 6.6%
$750,001 - $900,000                                  44                      36,467,945                 8.4%
$900,001+                                            41                      42,930,328                 9.9%
------------------------------------------- ------------------------ ------------------- --- ---------------- --------
Total                                               913                    $434,492,707               100.0%
=========================================== ======================== ======================= =========================

Column totals may not add to 100.0% due to rounding.





                                                             Gross Coupons


                                                    No. of                 Total Dollar          Scheduled Principal
Gross Coupon                                    Mortgage Loans                 Amount                 Balance (%)
------------                                    --------------                 ------                 -----------
Below 6.00%                                            8                      $ 4,147,316                  1.0%
6.00- 6.49%                                           54                       27,992,525                  6.4%
6.50- 6.99%                                          368                      173,286,143                 39.9%
7.00- 7.49%                                          401                      188,744,336                 43.4%
7.50- 7.99%                                           47                       22,509,414                  5.2%
8.00- 8.49%                                           21                       10,055,831                  2.3%
8.50- 8.99%                                           14                        7,757,141                  1.8%
------------------------------------------ -------------------------- -------------------- ---- ---------------- -------
Total                                                913                     $434,492,707                100.0%
========================================== ========================== ========================= ========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Amortized Current Loan-to-Value Ratios


                                                    No. of                  Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio           Mortgage Loans                 Amount                 Balance (%)
-------------------------------------           --------------                 ------                 -----------
Below 40.00%                                          46                      $23,819,990                  5.5%
40 - 49.99%                                           50                       23,366,436                  5.4%
50 - 59.99%                                           79                       38,279,943                  8.8%
60 - 69.99%                                          169                       87,771,299                 20.2%
70 - 79.99%                                          416                      196,657,150                 45.3%
80 - 84.99%                                           66                       27,637,125                  6.4%
85 - 89.99%                                           47                       19,357,871                  4.5%
90% +                                                 40                       17,602,893                  4.1%
------------------------------------------ -------------------------- -------------------- ---- ---------------- -------
Total                                                913                     $434,492,707                100.0%
========================================== ========================== ========================= ========================

Column totals may not add to 100.0% due to rounding.





                                                      Primary Mortgage Insurance


                                                    No. of                  Total Dollar          Scheduled Principal
Primary Mortgage Insurance                      Mortgage Loans                 Amount                 Balance (%)
--------------------------                      --------------                 ------                 -----------
Amortized CLTV < 80%                                 829                     $399,548,601                 92.0%
Amortized CLTV > 80%, No MI                           49                       22,822,311                  5.3%
Insured                                               35                       12,121,794                  2.8%
-----------------------------------------  -------------------------   ----------------------   -----------------------
Total                                                913                     $434,492,707                100.0%
=========================================  =========================   ======================   =======================

Column totals may not add to 100.0% due to rounding.





                                                  Stated Remaining Months to Maturity


Stated Remaining                                    No. of                  Total Dollar          Scheduled Principal
Term (Scheduled)                                Mortgage Loans                 Amount                 Balance (%)
----------------                                --------------                 ------                 -----------
Below 300 Months                                       5                      $ 2,909,611                  0.7%
301 - 360 Months                                     908                      431,583,096                 99.3%
-------------------------------------      -----------------------    ----------------------   ------------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ======================   ========================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Months to Roll


                                                    No. of                  Total Dollar         Scheduled Principal
Months to Roll                                  Mortgage Loans                 Amount                Balance (%)
--------------                                  --------------              -------------        -------------------
Below 55                                              83                      $40,337,834                  9.3%
55-60                                                627                      286,792,363                 66.0%
61-72                                                 17                        8,394,249                  1.9%
73-84                                                 89                       46,554,359                 10.7%
85-96                                                 81                       43,197,711                  9.9%
96 +                                                  16                        9,216,191                  2.1%
--------------                                  --------------              -------------        -------------------
Total                                                913                     $434,492,707                100.0%
==============                                  ==============              =============        ===================


Column totals may not add to 100.0% due to rounding.





                                                                Margin


                                                    No. of                  Total Dollar         Scheduled Principal
Margin                                          Mortgage Loans                 Amount                Balance (%)
------                                          --------------                 ------                -----------
2.275%                                                 1                       $  987,611                  0.2%
2.750%                                               912                      433,505,096                 99.8%
-------------------------------------      -----------------------    ----------------------     --------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ======================     ====================

Column totals may not add to 100.0% due to rounding.





                                                              FICO Scores


                                                    No. of                  Total Dollar         Scheduled Principal
FICO Score                                      Mortgage Loans                 Amount                Balance (%)
----------                                      --------------                 ------                -----------
760+                                                 213                     $100,013,501                 23.0%
740 - 759                                            161                       74,921,512                 17.2%
720 - 739                                            119                       56,999,895                 13.1%
700 - 719                                            116                       55,781,235                 12.8%
680 - 699                                            108                       50,073,091                 11.5%
660 - 679                                             87                       44,112,413                 10.2%
640 - 659                                             49                       24,192,645                  5.6%
Below 640                                             53                       25,492,697                  5.9%
Unavailable                                            7                        2,905,718                  0.7%
-------------------------------------      -----------------------    ------------------------    ------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ========================    ==================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Property State


                                                    No. of                  Total Dollar         Scheduled Principal
Property State                                  Mortgage Loans                 Amount                Balance (%)
--------------                                  --------------                 ------                -----------
California                                           303                     $146,759,020                 33.8%
Ohio                                                  89                       47,444,808                 10.9%
Illinois                                              75                       33,493,480                  7.7%
Oregon                                                63                       31,407,920                  7.2%
All Other States (1)                                 383                      175,387,479                 40.4%
-------------------------------------      -----------------------    ----------------------    ---------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ======================    =====================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.






                                                             Property Type


                                                    No. of                  Total Dollar         Scheduled Principal
Property Type                                   Mortgage Loans                 Amount                Balance (%)
-------------                                   --------------                 ------                -----------
Single Family                                        779                     $375,328,778                 86.4%
Condominium                                           76                       31,251,854                  7.2%
PUD                                                   56                       26,924,424                  6.2%
2-4 Family                                             2                          987,650                  0.2%
-------------------------------------      -----------------------    -----------------------   ----------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    =======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                             Loan Purpose


                                                    No. of                  Total Dollar         Scheduled Principal
Loan Purpose                                    Mortgage Loans                 Amount                Balance (%)
------------                                    --------------                 ------                -----------
Purchase                                             418                     $197,840,417                 45.5%
Term Refinance                                       404                      193,035,315                 44.4%
Cash Out Refinance                                    91                       43,616,974                 10.0%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ======================   ======================


Column totals may not add to 100.0% due to rounding.





                                                               Occupancy


                                                    No. of                  Total Dollar         Scheduled Principal
Occupancy                                       Mortgage Loans                 Amount                Balance (%)
---------                                       --------------                 ------                -----------
Owner Occupied                                       845                     $400,274,051                 92.1%
Second Home                                           58                       28,960,936                  6.7%
Unavailable                                           10                        5,257,720                  1.2%
-------------------------------------      -----------------------    ----------------------    ----------------------
Total                                                913                     $434,492,707                100.0%
=====================================      =======================    ======================    ======================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                    The Mortgage Loans (Group I)

(The Following Information is as of the Cut-off Date)
Scheduled Principal Balance:                                                $329,283,356
Number of Mortgage Loans:                                                   714
Average Scheduled Principal Balance of the Mortgage Loans:                  $461,181
Scheduled Principal Balance of the Largest Mortgage Loan:                   $1,263,705
Weighted Average Gross Coupon:                                              6.98%
Weighted Average Initial Rate Cap:                                          3.63%
Weighted Average Periodic Rate Cap:                                         2.00%
Weighted Average Stated Remaining Term:                                     354 months
Weighted Average Seasoning:                                                 5 months
Weighted Average FICO Score:                                                721





                                                      Scheduled Principal Balance


                                                    No. of                 Total Dollar           Scheduled Principal
Scheduled Principal Balance                     Mortgage Loans                Amount                  Balance (%)
---------------------------                     --------------                ------                  -----------
Below $250,000                                        9                      $ 1,612,835                    0.5%
$250,001 - $350,000                                 187                       59,390,515                   18.0%
$350,001 - $500,000                                 308                      127,333,830                   38.7%
$500,001 - $650,000                                 136                       78,176,201                   23.7%
$650,001 - $750,000                                  23                       16,302,764                    5.0%
$750,001 - $900,000                                  28                       23,156,955                    7.0%
$900,001+                                            23                       23,310,257                    7.1%
-------------------------------------      ----------------------    -----------------------    -----------------------
Total                                               714                     $329,283,356                  100.0%
=====================================      ======================    =======================    =======================


Column totals may not add to 100.0% due to rounding.





                                                             Gross Coupons


                                                    No. of                  Total Dollar         Scheduled Principal
Gross Coupon                                    Mortgage Loans                 Amount                 Balance (%)
------------                                    --------------                 ------                 -----------
Below 6.00%                                            8                      $ 4,147,316                   1.3%
6.00- 6.49%                                           38                       18,922,430                   5.8%
6.50- 6.99%                                          278                      128,133,373                  38.9%
7.00- 7.49%                                          344                      156,840,900                  47.6%
7.50- 7.99%                                           21                        9,006,291                   2.7%
8.00- 8.49%                                           14                        6,001,212                   1.8%
8.50- 8.99%                                           11                        6,231,834                   1.9%
-------------------------------------      -----------------------    -----------------------   -----------------------
TOTAL                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================   =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Amortized Current Loan-to-Value Ratios


                                                    No. of                 Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio           Mortgage Loans                 Amount                 Balance (%)
-------------------------------------           --------------                 ------                 -----------
Below 40.00%                                          36                      $19,852,136                   6.0%
40 - 49.99%                                           36                       17,309,896                   5.3%
50 - 59.99%                                           60                       28,939,868                   8.8%
60 - 69.99%                                          141                       70,826,410                  21.5%
70 - 79.99%                                          327                      147,352,661                  44.8%
80 - 84.99%                                           57                       22,621,003                   6.9%
85 - 89.99%                                           33                       12,909,706                   3.9%
90% +                                                 24                        9,471,675                   2.9%
-------------------------------------      -----------------------    ----------------------     ----------------------
Total                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================    ======================

Column totals may not add to 100.0% due to rounding.





                                                      Primary Mortgage Insurance


                                                    No. of                  Total Dollar          Scheduled Principal
Primary Mortgage Insurance                      Mortgage Loans                 Amount                 Balance (%)
--------------------------                      --------------                 ------                 -----------
Amortized CLTV < 80%                                 664                     $310,823,165                  94.4%
Amortized CLTV > 80%, No MI                           15                        6,338,397                   1.9%
Insured                                               35                       12,121,794                   3.7%
-------------------------------------      -----------------------    -----------------------   ----------------------
Total                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                  Stated Remaining Months to Maturity


Stated Remaining                                    No. of                  Total Dollar          Scheduled Principal
Term (Scheduled)                                Mortgage Loans                 Amount                 Balance (%)
----------------                                --------------                 ------                 -----------
Below 300 Months                                       3                      $ 1,839,730                   0.6%
301 - 360 Months                                     711                      327,443,626                  99.4%
-------------------------------------      -----------------------    -----------------------   ----------------------
Total                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================   ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Months to Roll


                                                    No. of                  Total Dollar         Scheduled Principal
Months to Roll                                  Mortgage Loans                 Amount                Balance (%)
--------------                                  --------------                 ------                -----------
37-42                                                  8                      $ 4,137,683                   1.3%
43-48                                                 41                       21,020,833                   6.4%
49-54                                                 34                       15,179,318                   4.6%
55-60                                                627                      286,792,363                  87.1%
61-72                                                  4                        2,153,159                   0.7%
-------------------------------------       -----------------------    -----------------------   ---------------------
Total                                                714                     $329,283,356                 100.0%
=====================================       =======================    =======================   =====================

Column totals may not add to 100.0% due to rounding.





                                                                Margin


                                                    No. of                  Total Dollar         Scheduled Principal
Margin                                          Mortgage Loans                 Amount                Balance (%)
------                                          --------------                 ------                -----------
2.275%                                                 1                       $  987,611                   0.3%
2.750%                                               713                      328,295,745                  99.7%
-------------------------------------      -----------------------    -----------------------   ----------------- -----
Total                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================   =======================

Column totals may not add to 100.0% due to rounding.





                                                              FICO Scores


                                                    No. of                  Total Dollar         Scheduled Principal
FICO Score                                      Mortgage Loans                 Amount                Balance (%)
----------                                      --------------                 ------                -----------
760+                                                 175                      $80,945,645                  24.6%
740 - 759                                            129                       57,324,875                  17.4%
720 - 739                                             88                       40,150,681                  12.2%
700 - 719                                             90                       41,517,639                  12.6%
680 - 699                                             79                       35,415,705                  10.8%
660 - 679                                             62                       31,586,801                   9.6%
640 - 659                                             41                       19,327,396                   5.9%
Below 640                                             44                       20,529,381                   6.2%
Unavailable                                            6                        2,485,231                   0.8%
-------------------------------------      -----------------------    -----------------------   ---------------------
Total                                                714                     $329,283,356                 100.0%
=====================================      =======================    =======================   =====================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Property State


                                                    No. of                 Total Dollar         Scheduled Principal
Property State                                  Mortgage Loans                Amount                Balance (%)
--------------                                  --------------                ------                -----------
California                                           295                   $141,704,060                    43.0%
Illinois                                              69                     29,976,935                     9.1%
Ohio                                                  38                     17,597,451                     5.3%
All Other States (1)                                 312                    140,004,911                    42.5%
-------------------------------------      -----------------------    ----------------------   ---------------------
Total                                                714                   $329,283,356                   100.0%
=====================================      =======================    ======================   =====================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.





                                                             Property Type


                                                    No. of                 Total Dollar         Scheduled Principal
Property Type                                   Mortgage Loans                Amount                Balance (%)
-------------                                   --------------                ------                -----------
Single Family                                        625                   $291,505,438                    88.5%
Condominium                                           65                     26,224,861                     8.0%
PUD                                                   22                     10,565,407                     3.2%
2-4 Family                                             2                        987,650                     0.3%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                714                  $ 329,283,356                   100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                             Loan Purpose


                                                    No. of                 Total Dollar         Scheduled Principal
Loan Purpose                                    Mortgage Loans                Amount                Balance (%)
------------                                    --------------                ------                -----------
Purchase                                             333                   $151,650,569                    46.1%
Term Refinance                                       290                    134,015,813                    40.7%
Cash Out Refinance                                    91                     43,616,974                    13.3%
------------------------------------------ -------------------------- ------------------ ----- ------------------ ----
Total                                                714                   $329,283,356                   100.0%
========================================== ========================== ================== ===== ================== ====

Column totals may not add to 100.0% due to rounding.





                                                               Occupancy


                                                    No. of                 Total Dollar          Scheduled Principal
Occupancy                                       Mortgage Loans                Amount                 Balance (%)
---------                                       --------------                ------                 -----------
Owner Occupied                                       674                   $310,163,086                    94.2%
Second Home                                           34                     15,661,494                     4.8%
Unavailable                                            6                      3,458,776                     1.1%
-------------------------------------      -----------------------    ----------------------   -----------------------
Total                                                714                   $329,283,356                   100.0%
=====================================      =======================    ======================   =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                    The Mortgage Loans (Group II)

(The Following Information is as of the Cut-off Date)
Scheduled Principal Balance:                                                $105,209,351
Number of Mortgage Loans:                                                   199
Average  Scheduled Principal Balance of the Mortgage Loans:                 $528,690
Scheduled Principal Balance of the Largest Mortgage Loan:                   $1,508,731
Weighted Average Gross Coupon:                                              7.03%
Weighted Average Initial Rate Cap:                                          4.78%
Weighted Average Periodic Rate Cap:                                         2.00%
Weighted Average Stated Remaining Term:                                     329 months
Weighted Average Seasoning:                                                 29 months
Weighted Average FICO Score:                                                716





                                                      Scheduled Principal Balance


                                                    No. of                 Total Dollar          Scheduled Principal
Scheduled Principal Balance                     Mortgage Loans                Amount                 Balance (%)
---------------------------                     --------------                ------                 -----------
Below $250,000                                        3                      $  496,951                     0.5%
$250,001 - $350,000                                  53                      16,501,027                    15.7%
$350,001 - $500,000                                  57                      23,703,090                    22.5%
$500,001 - $650,000                                  34                      19,160,354                    18.2%
$650,001 - $750,000                                  18                      12,416,867                    11.8%
$750,001 - $900,000                                  16                      13,310,990                    12.7%
$900,001+                                            18                      19,620,072                    18.7%
--------------------------------------      ---------------------     -----------------------   -----------------------
Total                                               199                    $105,209,351                   100.0%
======================================      =====================     =======================   =======================

Column totals may not add to 100.0% due to rounding.





                                                             Gross Coupons


                                                    No. of                 Total Dollar          Scheduled Principal
Gross Coupon                                    Mortgage Loans                Amount                 Balance (%)
------------                                    --------------                ------                 -----------
6.00- 6.49%                                           16                    $ 9,070,095                     8.6%
6.50- 6.99%                                           90                     45,152,770                    42.9%
7.00- 7.49%                                           57                     31,903,436                    30.3%
7.50- 7.99%                                           26                     13,503,122                    12.8%
8.00- 8.49%                                            7                      4,054,619                     3.9%
8.50- 8.99%                                            3                      1,525,308                     1.5%
-------------------------------------      -----------------------    ----------------------   ----------------------
TOTAL                                                199                   $105,209,351                   100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Amortized Current Loan-to-Value Ratios


                                                    No. of                 Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio           Mortgage Loans                Amount                Balance (%)
-------------------------------------           --------------                ------                -----------
Below 40%                                             10                      $ 3,967,855                  3.8%
40 - 49.99%                                           14                        6,056,540                  5.8%
50 - 59.99%                                           19                        9,340,075                  8.9%
60 - 69.99%                                           28                       16,944,888                 16.1%
70 - 79.99%                                           89                       49,304,489                 46.9%
80 - 84.99%                                            9                        5,016,122                  4.8%
85 - 89.99%                                           14                        6,448,165                  6.1%
90 +                                                  16                        8,131,218                  7.7%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                      Primary Mortgage Insurance


                                                    No. of                 Total Dollar          Scheduled Principal
Primary Mortgage Insurance                      Mortgage Loans                Amount                 Balance (%)
--------------------------                      --------------                ------                 -----------
Amortized CLTV < 80%                                 165                      $88,725,437                 84.3%
Amortized CLTV > 80%, No MI                           34                       16,483,914                 15.7%
-------------------------------------      -----------------------    ----------------------   -----------------------
Total                                                199                     $105,209,351              100.0%
=====================================      =======================    ======================   =======================

Column totals may not add to 100.0% due to rounding.





                                                  Stated Remaining Months to Maturity


Stated Remaining                                    No. of                 Total Dollar         Scheduled Principal
Term (Scheduled)                                Mortgage Loans                Amount                Balance (%)
----------------                                --------------                ------                -----------
Below 300 Months                                       2                      $ 1,069,881                  1.0%
301 - 360 Months                                     197                      104,139,470                 99.0%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Months to Roll


                                                    No. of                 Total Dollar         Scheduled Principal
Months to Roll                                  Mortgage Loans                Amount                Balance (%)
--------------                                  --------------                ------                -----------
61-72                                                 13                      $ 6,241,090                  5.9%
73-84                                                 89                       46,554,359                 44.3%
85-96                                                 81                       43,197,711                 41.1%
97-102                                                 9                        5,194,609                  4.9%
103-108                                                6                        3,576,502                  3.4%
109-120                                                1                          445,080                  0.4%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                                Margin


                                                    No. of                 Total Dollar         Scheduled Principal
Margin                                          Mortgage Loans                Amount                Balance (%)
------                                          --------------                ------                -----------
2.750%                                               199                     $105,209,351                100.0%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                              FICO Scores


                                                    No. of                 Total Dollar         Scheduled Principal
FICO Score                                      Mortgage Loans                Amount                Balance (%)
----------                                      --------------                ------                -----------
760+                                                  38                      $19,067,856                 18.1%
740 - 759                                             32                       17,596,637                 16.7%
720 - 739                                             31                       16,849,213                 16.0%
700 - 719                                             26                       14,263,596                 13.6%
680 - 699                                             29                       14,657,385                 13.9%
660 - 679                                             25                       12,525,612                 11.9%
640 - 659                                              8                        4,865,249                  4.6%
Below 640                                              9                        4,963,316                  4.7%
Unavailable                                            1                          420,487                  0.4%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                            Property State


                                                    No. of                 Total Dollar         Scheduled Principal
Property State                                  Mortgage Loans                Amount                Balance (%)
--------------                                  --------------                ------                -----------
Ohio                                                  51                      $29,847,357                 28.4%
Oregon                                                53                       26,365,211                 25.1%
Washington                                            21                       10,684,147                 10.2%
All Other States (1)                                  74                       38,312,636                 36.4%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.





                                                             Property Type


                                                    No. of                 Total Dollar         Scheduled Principal
Property Type                                   Mortgage Loans                Amount                Balance (%)
-------------                                   --------------                ------                -----------
Single Family                                        154                      $83,823,340                 79.7%
PUD                                                   34                       16,359,017                 15.6%
Condominium                                           11                        5,026,993                  4.8%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                             Loan Purpose


                                                    No. of                 Total Dollar         Scheduled Principal
Loan Purpose                                    Mortgage Loans                Amount                Balance (%)
------------                                    --------------                ------                -----------
Term Refinance                                       114                      $59,019,503                 56.1%
Purchase                                              85                       46,189,848                 43.9%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.





                                                               Occupancy


                                                    No. of                 Total Dollar          Scheduled Principal
Occupancy                                       Mortgage Loans                Amount                 Balance (%)
---------                                       --------------                ------                 -----------
Owner Occupied                                       171                      $90,110,966                 85.7%
Second Home                                           24                       13,299,441                 12.6%
Unavailable                                            4                        1,798,944                  1.7%
-------------------------------------      -----------------------    ----------------------   ----------------------
Total                                                199                     $105,209,351                100.0%
=====================================      =======================    ======================   ======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.